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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    December 31, 2004
                                                 -------------------------------


                         Parkvale Financial Corporation
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



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
Pennsylvania                            0-17411                25-1556590
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)
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4220 William Penn Highway, Monroeville, Pennsylvania                 15146
------------------------------------------------------             ---------
 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (412) 373-7200
                                                  -------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 31, 2004, Parkvale Financial Corporation ("Parkvale") and Advance Financial Bancorp ("Advance") announced that they have completed their merger. For the nature and the amount of the consideration, the press release dated December 31, 2004 and attached hereto as Exhibit 99.1 is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a) The historical financial statements of Advance required by this item will be filed within 71 calendar days after the date that this initial report on Form 8-K was filed.

         (b) The pro forma financial information information required by this item will be filed within 71 calendar days after the date that this initial report on Form 8-K was filed.

         (c)      The following exhibits are included with this Report:

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
         Exhibit No.                Description
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
         99.1                       Press Release, dated December 31, 2004
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PARKVALE FINANCIAL CORPORATION


                                  By: /s/ Timothy G. Rubritz
                                      -----------------------------------------
                                         Name:  Timothy G. Rubritz
                                         Title: Vice President and Chief
                                                Financial Officer

Date: January 3, 2005